Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

In connection with the Annual Report of Vision Global Solutions, Inc. (the "Company") on Form 10-K for the year ended March 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Todd Waltz, Chief Executive Officer and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 25, 2012	/s/ Todd Waltz
Todd Waltz, Chief Executive Officer, Chief Accounting Officer